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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		October 26, 2004

AROTECH CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23336 (Commission File Number)	95-4302784 (IRS Employer Identification No.)

250 West 57th Street, Suite 310, New York, New York (Address of Principal Executive Offices)		10107 (Zip Code)

Registrant’s telephone number, including area code:		(212) 258-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of
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Item 7.01    Regulation FD Disclosure.

On October 26, 2004, Arotech Corporation (the “Registrant”) posted on its website the statement attached as Exhibit 99.1 hereto.

The information included in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Statement posted on the website of Arotech Corporation at http://www.arotech.com/compro/response.html

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION
(Registrant)
Date: October 26, 2004	By:	/s/ Robert S. Ehrlich
Robert S. Ehrlich
Title: Chairman, President and CEO

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EXHIBIT INDEX

The following exhibits are filed with the Current Report on Form 8-K/A.

Exhibit Number	Description
99.1	Statement posted on the website of Arotech Corporation at http://www.arotech.com/compro/response.html

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